                                                                    Exhibit 99.1

                                WorldCorp, Inc.
                             LETTER OF TRANSMITTAL
                   10.00% Senior Subordinated Notes due 2000

                      To: Norwest Bank Minnesota, National
                        Association, The Exchange Agent

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON        ,
1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN.
--------------------------------------------------------------------------------

   By Registered or Certified Mail:                           By Overnight Courier:
Norwest Bank Minnesota, National Association       Norwest Bank Minnesota, National Association
     Corporate Trust Operations                            Corporate Trust Operations
            P.O. Box 1517                                         Norwest Center
     Minneapolis, MN 55480-1517                                Sixth and Marquette
                                                           Minneapolis, MN 55479-0113

                  By Hand:                                         By Facsimile:
Norwest Bank Minnesota, National Association         Norwest Bank Minnesota,  National Association
        Corporate Trust Operations                          Corporate Trust Operations
        Northstar East, 12th Floor                                (612) 667-4927
              608 2nd Avenue                                  Confirm by telephone:
         Minneapolis, MN 55479-0113                              (612) 667-9764

                            -----------------------
        Delivery of this instrument to an address other than as set forth above or transmission of instructions via facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        The undersigned acknowledges receipt of the Prospectus dated     , 1997
(the "Prospectus") of WORLDCORP, INC. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10.00% Senior Subordinated Notes due 2000 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 10.00% Senior Subordinated Notes due 2000 (the "Old Notes"), of which $10,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid on the Old Notes, from the date of original issue of the Old Notes. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; or (ii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

        The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

        HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

--------------------------------------------------------------------------------
      DESCRIPTION OF 10.00% SENIOR SUBORDINATED NOTES DUE 2000 (OLD NOTES)
--------------------------------------------------------------------------------
                                                                     Principal
                                                     Principal         Amount
Name(s) and Address(es) of                            Amount          Tendered
 Registered Holder(s)        Certificate            Represented       (If less
(Please fill in, if blank)    Number(s)          by Certificate(s)   than all)*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*  Unless otherwise indicated in the column labeled "Principal Amount Tendered,"
   any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Principal
   Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

   The minimum permitted tender is $1,000 in principal amount of Old Notes.  All other tenders must be integral multiples of $1,000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

   To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

   Issue certificate(s) to:

Name:.........................................................................
                                (Please Print)

Address:......................................................................

 ..............................................................................
                              (Include Zip Code)

 ..............................................................................
                  (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5 and 6)

   To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or if to the undersigned at an address other than that shown above.



   Mail to:

Name:...........................................................................
                                 (Please Print)

Address:........................................................................

 ................................................................................
                               (Include Zip Code)

 ................................................................................
                  (Tax Identification or Social Security No.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket Number (if any):_____________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number: ______________________________

     Transaction Code Number: ________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:______________________________________________________________________

     Address:___________________________________________________________________

--------------------------------------------------------------------------------

Ladies and Gentlemen:

                Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer.The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

                The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

                The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

                For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

                If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned,without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

                The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

                Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

--------------------------------------------------------------------------------
                        PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY


X ..........................................................   ................
                                                                      Date

X...........................................................   ................
 Signature(s) of Registered Holder(s) Or Authorized Signatory         Date


Area Code and Telephone Number:................................................

The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below, and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.


Name(s):......................................................................

 ..............................................................................
                                (Please Print)


Capacity:.....................................................................

Address:......................................................................
                              (Include Zip Code)

              Signature(s) Guaranteed by an Eligible Institution:
                        (If required by Instruction 4)


Certain signatures must be Guaranteed by an Eligible Institution.


 ...............................................................................
                            (Authorized Signature)


 ...............................................................................
                                    (Title)

 ...............................................................................
                                (Name of Firm)

                         Dated: ................ 1997
-------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1.  Delivery of This Letter and Notes; Guaranteed Delivery Procedures.  This
       -----------------------------------------------------------------
Letter is to be completed by noteholders if certificates are to be forwarded herewith. Certificates for all physically tendered Old Notes, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

   Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

   The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

   See "The Exchange Offer"  section in the Prospectus.

   2.  Tender by Holder.  Only a holder of Old Notes may tender such Old Notes
       ----------------
in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

   3.  Partial Tenders.  Tenders of Old Notes will be accepted only in integral
       ---------------
multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 10.00% Senior Subordinated Notes due 2000 (Old Notes)" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

   4.  Signatures on This Letter; Powers of Attorney and Endorsements; Guarantee
       -------------------------------------------------------------------------
of Signatures.  If this Letter is signed by the registered holder of the Old
-------------
Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

   If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

   If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

   When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

   Endorsements on certificates for Old Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

   Signatures on this Letter must be guaranteed by an Eligible Institution unless the Old Notes are tendered (i) by a registered holder of Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

   5.  Special Payment and Delivery Instructions.  Tendering holders should
       -----------------------------------------
indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

   6.  Tax Identification Number.  Federal income tax law requires that a holder
       -------------------------
whose offered Old Notes are accepted for exchange must, if not previously provided, provide the Company (as payer) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). Exempt holders (including, among others, corporations and certain foreign individuals) are not subject to these requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

   To prevent backup withholding at a 31% rate on interest and other payments on New Notes, each exchanging holder should provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that he, she or it is no longer subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent.

   7.  Transfer Taxes.  The Company will pay all transfer taxes, if any,
       --------------
applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

   Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

   8.  Waiver of Conditions.  The Company reserves the absolute right to amend,
       --------------------
waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

   9.  No Conditional Transfers.  No alternative, conditional, irregular or
       ------------------------
contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

   Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

   10.  Mutilated, Lost, Stolen or Destroyed Old Notes.  Any tendering holder
        ----------------------------------------------
whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

   11.  Requests for Assistance or Additional Copies.  Questions and requests
        --------------------------------------------
for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address specified in the Prospectus.

--------------------------------------------------------------------------------
                       (DO NOT WRITE IN THE SPACE BELOW)

           Certificate              Old Notes             Old Notes
           Surrendered              Tendered              Accepted
           -----------              --------              --------

       --------------------    --------------------    --------------------

       --------------------    --------------------    --------------------

       ====================    ====================    ====================

 Delivery Prepared by              Checked By               Date
                     --------------          ---------------    ---------------
--------------------------------------------------------------------------------

                              Substitute Form W-9
                         Payer's Name: WorldCorp, Inc.
SUBSTITUTE
Form W-9
Department of the Treasury
Internal Revenue Service

Payor's Request for
Taxpayer Identification
Number For All
Accounts
-------------------------------------------------------------------------------

 Part 1 -- Enter your taxpayer identification
 number ("TIN") on the appropriate line. For       ----------------------------
 most individuals, this is your Social Security      Social Security Number
 Number. If you do not have a number, see
 "Obtaining a Number" in the enclosed Guidelines.
 Note: If the account is in more than one name,
 see the chart on page 1 of the enclosed
 Guidelines as to which number to give the payor.  OR
 If you do not have a TIN, but are awaiting one,     --------------------------
 write "Applied For" in the box at right for the      Employer identification
 TIN and sign and date below.                                  number
-------------------------------------------------------------------------------

 Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding under the provisions of Section 3406(a)(1)(c) of the Internal Revenue Code because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) any other information provided on this form is true and correct.
-------------------------------------------------------------------------------

 Part 3 -- Certification Instructions -- You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Part (2). (Also see enclosed Guidelines.)

 SIGNATURE __________________________  DATE  ________, 1997    Awaiting TIN [_]

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                Instructions for completing Substitute Form W-9

  1. Write your social security number or employer identification number in the blank in Part 1 of the Substitute Form W-9.

  2. Cross out Item 2 in Part 2 if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

  3. If you have requested a taxpayer identification number, but have not received it yet, check the box in Part 3 and write "Applied For" in the space provided for your taxpayer identification number.

  4.     Sign and date the form in the appropriate place.

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------------------------------------------------------------------

                                     GIVE THE                                                             GIVE THE
FOR THIS TYPE                        SOCIAL SECURITY                    FOR THIS TYPE                     EMPLOYER IDENTIFICATION
OF ACCOUNT:                          NUMBER OF-                         OF ACCOUNT:                       NUMBER OF-
================================================================================================================================
1.  An individual's account          The individual                     9. A valid trust,                 The legal entity (do not
                                                                           estate or pension              furnish the identifying
                                                                           trust                          number of the personal
                                                                                                          representative or trustee
                                                                                                          unless the legal entity
                                                                                                          itself is not designated
                                                                                                          in the account title.) (5)


2.  Two or more individuals          The actual owner of the
    (joint account)                  account or, if combined
                                     funds, any one of the
                                     individuals (1)

3.  Husband and wife (joint          The actual owner of the           10. Corporate account              The corporation
    account)                         account or, if joint
                                     funds, either person (1)

4.  Custodian account of a           The minor (2)                     11. Religious, charitable,         The organization
    minor (Uniform Gift to                                                 or educational
    Minors Act)                                                            organization account

5.  Adult and minor (joint           The adult or, if the minor        12. Partnership account            The partnership
    account)                         is the only contributor,              held in the name of
                                     the minor (1)                         the business

6.  Account in the name of           The ward, minor, or               13. Association, club, or          The organization
    guardian or committee for        incompetent person (3)                other tax-exempt
    a designated ward, minor                                               organization
    or incompetent person

7.  a.  The usual revocable          The grantor-trustee(1)            14. A broker or registered         The broker or nominee
        savings trust account                                              nominee
        (grantor is also
        trustee)

    b.  So-called trust account      The actual owner (1)              15. Account with the               The public entity
        that is not a legal and                                            Department of Agriculture
        valid trust under State                                            in the name of public
        law                                                                entity (such as a State or
                                                                           local government, school
                                                                           district, or prison) that
                                                                           received agricultural
                                                                           program payments

8.  Sole proprietorship              The owner (4)
    account

================================================================================================================================

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

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

Obtaining a Number

  If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

TIN Applied For

  If you return the Substitute Form W-9 with the box in Part 3 checked and wrote "Applied For" in the space provided for your taxpayer identification number, you must provide the Company with a TIN within 60 days or the Company may backup withhold, until you furnish it with your TIN.

Payees Exempt from Backup Withholding

  Payees specifically exempted from backup withholding on ALL payments include the following:

  .  A corporation.

  .  A financial institution.

  . An organization exempt from tax under section 501(a), or an individual retirement plan.

  .  The United States or any agency or instrumentality thereof.

  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  .  An international organization or any agency, or instrumentality thereof.

  . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  .  A real estate investment trust.

  .  A common trust fund operated by a bank under section 584(a).

  .  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

  .  An entity registered at all times under the Investment Company Act of 1940.

  .  A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  .  Payments to nonresident aliens subject to withholding under section 1441.

  . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  . Payments of patronage dividends where the amount received is not paid in money.

  .  Payments made by certain foreign organizations.

  .  Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:

  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  .  Payments described in section 6049(b)(5) to non-resident aliens.

  .  Payments on tax-free covenant bonds under section 1451.

  .  Payments made by certain foreign organizations.

  .  Payments made to a nominee.

  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

  Privacy Act Notice.-Section 6109 requires most recipients of dividend, interest, or other payments to give tax-payer identification numbers to payers who must report for payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1994, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

  (1) Penalty for Failure to Furnish Taxpayer Identification Number.- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2) Failure to Report Certain Dividend and Interest Payments.- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

  (3) Civil Penalty for False Information with Respect to Withholding.- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (4) Criminal Penalty for Falsifying Information.- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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